BlackRock Short-Term Bond Series, Inc.
BlackRock Short-Term Bond Fund

Supplement to the Prospectus Dated August 6, 2010

The following changes are made to the Prospectus of BlackRock Short-Term Bond Fund (the “Fund”), a series of BlackRock Short-Term Series, Inc.

The section in the Prospectus captioned “Details About the Fund — How The Fund Invests — About the Portfolio Management Team of the Fund” is amended as follows:

The information about the Fund’s portfolio managers is deleted in its entirety and replaced with the following:

The Fund is managed by team of financial professionals. Stuart Spodek and Thomas Musmanno, CFA, are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information on the portfolio management team.

The section in the Prospectus captioned “Management of the Funds — Portfolio Manager Information” is amended as follows:

The information about the Fund’s portfolio managers is deleted in its entirety and replaced with the following:

The Fund is managed by a team of financial professionals. Stuart Spodek and Thomas Musmanno, CFA, are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Stuart Spodek	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2007	Managing Director of BlackRock, Inc. since 2002.
Thomas Musmanno, CFA	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2008	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Director of Merrill Lynch Investment Managers, L.P. from 2004 to 2006.

Shareholders should retain this Supplement for future reference.

Code# PRO-3070-0810SUP